UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2018

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Elaine M. Stokes	Class C NEHCX

Brian P. Kennedy	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The broad market environment experienced a significant shift in the final three months of the year. While the markets had previously been riding a wave of optimism stemming from robust economic growth and rising corporate earnings, market sentiment turned sharply lower in the fourth quarter. Concerns about US trade policy and weaker economic conditions overseas sparked a downturn in global equities and other asset classes seen as having higher risk. US core personal consumption expenditures (PCE) inflation ticked below 2% in the fourth quarter, which marked a decrease from its mid-year high. While the US Federal Reserve (Fed) raised rates by a quarter point at its December meeting, slowing growth and commentary from Fed officials fueled expectations that the cycle of rate increases was nearing its conclusion.

US Treasuries performed well and finished as one of the few major asset categories to post a positive return. Government bonds were aided by weaker economic data and a “flight to quality” that benefited lower-risk investments. Long-term issues, which are less sensitive to Fed policy than shorter-term bonds, delivered the strongest returns.

Investment grade corporates underperformed Treasuries but strongly outpaced high yield issues. Although yield spreads over government bonds increased, higher-rated securities benefited from their above-average credit quality and greater sensitivity to the direction of Treasury yields.

High yield bonds performed poorly and lagged investment-grade issues by a sizable margin. A large portion of the selloff occurred in December amid the downturn in equities and the broader weakness in higher-risk assets. High yield was pressured by the combination of slower growth, falling oil prices and the evaporation of investors’ risk appetites.

Performance Results1

For the three months ended December 31, 2018, Class Y shares of the Loomis Sayles High Income Fund returned -4.49%. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned -4.53%.

[1]

Effective November 1, 2018, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2018.

1  |

Explanation of Fund Performance

An overweight allocation to emerging market credit added to relative performance. High yield corporate credit positively impacted relative return as well aided both by our longer duration positioning versus the benchmark and selected names within the energy space. Non-US-dollar securities, specifically those denominated in Argentine peso, helped performance during the period. Exposure to securitized assets including asset-backed securities and non-agency commercial mortgage-backed securities also contributed positively to relative return.

Convertible securities acted as a constraint on relative performance largely due to holdings in selected energy, consumer non-cyclical and communications names. An allocation to equities reduced the fund’s overall performance, led by a position in Whiting Petroleum.

Outlook

Driven by market volatility, Fed policy and a fragile geopolitical environment, our outlook is evolving. While the US economy has experienced positive growth and strong employment, business uncertainty is rising and the pace of growth is slowing at the periphery. Recent growth and strong employment have generated some wage pressures, but inflation still appears contained and the dramatic move in oil should remove some inflationary pressures. Fed policy has been under pressure and the move lower in interest rates has been dramatic. Markets are appearing to price in no further rate hikes, but instead, the possibility of a rate cut. We believe market volatility and lower growth expectations may cause the Fed to pause; we expect one more rate hike (at most) in 2019.

Despite the volatility, we do believe the US economy is strong and we are not in “the cycle is turning” camp. We believe a fair amount of slowing growth is due to the inventory cycle and see the potential for some pickup in growth in the second half. Given the move down in US interest rates, we remain cautious about taking on more interest rate risk at present levels. However, our forward-looking view is that rates will be lower for this cycle. Geopolitical and political risks are rising, and outcomes from trade negotiations, actual Fed policy and developments abroad could have meaningful impacts on forward yield curve moves.

As we enter 2019, our strategy is to maintain a higher quality bias within credit markets as a whole, given the aging of the credit cycle.1 We continue to favor sectors that are exhibiting credit improvement, such as banking, and those with defensive characteristics, such as telecommunications and cable. We see more opportunity with the recent selloff in oil and have been selectively adding. We are limiting our exposure to industries with more challenging business trends, such as retail and home construction.

We believe opportunities in the US high yield market have increased and long-term value in certain areas is more attractive: Spreads have widened over 200 basis points in the past three months to more than 500 basis points, while market yield hovers at or above 8%. Historically, this is a material move. The fundamentals appear healthy and new issuance has declined dramatically, helping give support to the market. We still do not anticipate a large increase in defaults and the maturity wall remains pushed out until 2022. However, growth concerns warrant some increase in default risk.

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LOOMIS SAYLES HIGH INCOME FUND

In both investment grade and high yield markets, liquidity has been choppy. We remain very focused on liquidity conditions and have been actively buying into select opportunities.

A key risk to our outlook is the health of the global economy and markets outside of the United States, particularly Europe and parts of Asia, which have already experienced slowing growth. China is likely the most important economy to watch, given its large contribution to global growth. A negative outcome from trade policy discussions has the potential to significantly weaken risk appetite and accelerate an economic slowdown. Conversely, an agreement on trade could lead to a meaningful market recovery. As we enter the new year, we continue to favor an allocation to selected higher quality US investment grade and below investment grade bonds with an emphasis on solid fundamentals, attractive yield and liquidity.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2008 through December 31, 2018

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Average Annual Total Returns — December 31, 20183

	3 Months	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
						Gross	Net

Class Y (Inception 2/29/08)
NAV	-4.49%	-3.21%	3.31%	9.70%	—%	0.90%	0.80%

Class A (Inception 2/22/84)
NAV	-4.54	-3.45	3.04	9.43	—	1.15	1.05
With 4.25% Maximum Sales Charge	-8.63	-7.51	2.12	8.96	—

Class C (Inception 3/2/98)
NAV	-4.95	-4.41	2.25	8.59	—	1.90	1.80
With CDSC[1]	-5.89	-5.33	2.25	8.59	—

Class N (Inception 11/30/16)
NAV	-4.47	-3.15	—	—	2.91	31.73	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	-4.53	-2.08	3.83	11.12	3.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The broad market environment experienced a significant shift in the final three months of the year. While the markets had previously been riding a wave of optimism stemming from robust economic growth and rising corporate earnings, market sentiment turned sharply lower in the fourth quarter. Concerns about US trade policy and weaker economic conditions overseas sparked a downturn in global equities and other asset classes seen as having higher risk. US core personal consumption expenditures (PCE) inflation ticked below 2% in the fourth quarter, which marked a decrease from its mid-year high. While the US Federal Reserve (Fed) raised rates by a quarter point at its December meeting, slowing growth and commentary from Fed officials fueled expectations that the cycle of rate increases was nearing its conclusion.

US Treasuries performed well and finished as one of the few major asset categories to post a positive return. Government bonds were aided by weaker economic data and a “flight to quality” that benefited lower-risk investments. Long-term issues, which are less sensitive to Fed policy than shorter-term bonds, delivered the strongest returns.

Investment grade corporates underperformed Treasuries but strongly outpaced high yield issues. Although yield spreads over government bonds increased, higher-rated securities benefited from their above-average credit quality and greater sensitivity to the direction of Treasury yields.

High yield bonds performed poorly and lagged investment-grade issues by a sizable margin. A large portion of the selloff occurred in December amid the downturn in equities and the broader weakness in higher-risk assets. High yield was pressured by the combination of slower growth, falling oil prices and the evaporation of investors’ risk appetites.

Performance Results1 2

For the three months ended December 31, 2018, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned -0.59%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 1.46%.

[1]

Effective November 1, 2018, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2018.

5  |

Explanation of Fund Performance

Exposure to non-US-dollar-denominated issues had a negative impact on relative return, with Mexican peso holdings as the worst performers for the period. An allocation to high yield corporate credit also detracted from relative performance, largely due to selected finance companies, banking and energy names.

An underweight allocation versus the benchmark in US Treasuries was a laggard for relative return as well. Though security selection within investment grade corporate credit was modestly helpful, this was outweighed by our shorter-than-benchmark duration positioning in the space.

Outlook

Driven by market volatility, Fed policy and a fragile geopolitical environment, our outlook is evolving. While the US economy has experienced positive growth and strong employment, business uncertainty is rising and the pace of growth is slowing at the periphery. Recent growth and strong employment have generated some wage pressures, but inflation still appears contained and the dramatic move in oil should remove some inflationary pressures. Fed policy has been under pressure and the move lower in interest rates has been dramatic. Markets are appearing to price in no further rate hikes, but instead, the possibility of a rate cut. We believe market volatility and lower growth expectations may cause the Fed to pause; we expect one more rate hike (at most) in 2019.

Despite the volatility, we do believe the US economy is strong and we are not in “the cycle is turning” camp. We believe a fair amount of slowing growth is due to the inventory cycle and see the potential for some pickup in growth in the second half. Given the move down in US interest rates, we remain cautious about taking on more interest rate risk at present levels. However, our forward-looking view is that rates will be lower for this cycle. Geopolitical and political risks are rising, and outcomes from trade negotiations, actual Fed policy and developments abroad could have meaningful impacts on forward yield curve moves.

As we enter 2019, our strategy is to maintain a higher quality bias within credit markets as a whole, given the aging of the credit cycle.1 We continue to favor sectors that are exhibiting credit improvement, such as banking, and those with defensive characteristics, such as telecommunications and cable. We see more opportunity with the recent selloff in oil and have been selectively adding. We are limiting our exposure to industries with more challenging business trends, such as retail and home construction.

We believe opportunities in the US high yield market have increased and long-term value in certain areas is more attractive: Spreads have widened over 200 basis points in the past three months to more than 500 basis points, while market yield hovers at or above 8%. Historically, this is a material move. The fundamentals appear healthy and new issuance has declined dramatically, helping give support to the market. We still do not anticipate a large increase in defaults and the maturity wall remains pushed out until 2022. However, growth concerns warrant some increase in default risk.

In both investment grade and high yield markets, liquidity has been choppy. We remain very focused on liquidity conditions and have been actively buying into select opportunities.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

A key risk to our outlook is the health of the global economy and markets outside of the United States, particularly Europe and parts of Asia, which have already experienced slowing growth. China is likely the most important economy to watch, given its large contribution to global growth. A negative outcome from trade policy discussions has the potential to significantly weaken risk appetite and accelerate an economic slowdown. Conversely, an agreement on trade could lead to a meaningful market recovery. As we enter the new year, we continue to favor an allocation to selected higher quality US investment grade and below investment grade bonds with an emphasis on solid fundamentals, attractive yield and liquidity.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2008 through December 31, 2018

7  |

Average Annual Total Returns — December 31, 20184

	3 Months	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
						Gross	Net

Class Y (Inception 12/31/96)
NAV	-0.59%	-0.32%	2.41%	6.69%	—%	0.57%	0.53%

Class A (Inception 12/31/96)
NAV	-0.66	-0.64	2.15	6.42	—	0.82	0.78
With 4.25% Maximum Sales Charge	-4.90	-4.86	1.27	5.96	—

Class C (Inception 9/12/03)
NAV	-0.86	-1.37	1.39	5.63	—	1.57	1.53
With CDSC[2]	-1.84	-2.34	1.39	5.63	—

Class N (Inception 2/1/13)
NAV	-0.58	-0.35	2.52	—	2.23	0.48	0.48

Admin Class (Inception 2/1/10)[1]
NAV	-0.63	-0.72	1.94	6.15	—	1.03	1.03

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	1.46	-0.42	2.53	3.46	1.89

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2018 through December 31, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$970.70	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$967.00	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$974.50	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$971.90	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2018	ENDING ACCOUNT VALUE 12/31/2018	EXPENSES PAID DURING PERIOD* 7/1/2018 – 12/31/2018
Class A
Actual	$1,000.00	$1,002.50	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97
Class C
Actual	$1,000.00	$998.00	$7.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78
Class N
Actual	$1,000.00	$1,003.80	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45
Class Y
Actual	$1,000.00	$1,003.60	$2.68
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70
Admin Class
Actual	$1,000.00	$1,001.10	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.78%, 1.53%, 0.48%, 0.53% and 1.03% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

11  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 90.8% of Net Assets
Non-Convertible Bonds — 80.9%
	ABS Home Equity — 1.2%
$82,604	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$84,287
87,146	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	91,858
61,178	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	60,352
751	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 4.383%, 11/20/2035(a)(b)(c)	574
185,855	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.800%, 9/19/2045(d)	151,084
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 5.806%, 10/25/2027(d)(e)	330,846
95,960	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.268%, 7/19/2035(b)	93,128
150,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 6.235%, 10/17/2033, 144A(d)	150,396
155,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 7.155%, 10/17/2033, 144A(d)	155,000
214,901	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.987%, 3/25/2035(b)	209,792
223,825	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.546%, 3/25/2035(b)	202,249
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(b)	100,632

		1,630,198

	ABS Other — 0.3%
186,325	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	186,165
233,759	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	242,651

		428,816

	Aerospace & Defense — 1.5%
638,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	595,171
383,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	402,150
200,000	TransDigm UK Holdings PLC, 6.875%, 5/15/2026, 144A	190,500
845,000	TransDigm, Inc., 6.500%, 7/15/2024	821,763

		2,009,584

	Airlines — 0.4%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	526,846
23,236	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	23,558

		550,404

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Automotive — 1.6%
$195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	$187,200
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	265,762
465,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	390,600
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	103,500
880,000	IHO Verwaltungs GmbH, 5.250% PIK, 4.500% Cash, 9/15/2023, 144A(f)	805,200
420,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	382,200

		2,134,462

	Banking — 3.1%
1,730,000	Ally Financial, Inc., 4.625%, 3/30/2025	1,675,937
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	482,575
850,000	Barclays PLC, 5.200%, 5/12/2026(e)	814,795
425,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	330,455
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	426,235
495,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	453,755

		4,183,752

	Brokerage — 0.4%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	520,288

	Building Materials — 2.8%
610,000	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025, 144A	536,037
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	220,515
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	367,938
420,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	382,200
445,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	380,475
360,000	Jeld-Wen, Inc., 4.625%, 12/15/2025, 144A	315,000
160,000	Jeld-Wen, Inc., 4.875%, 12/15/2027, 144A	135,200
420,000	Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/2023	415,800
1,120,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	1,030,400

		3,783,565

	Cable Satellite — 6.9%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	763,200
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	463,125
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	607,813
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	847,700
1,360,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,264,800
355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	324,381
800,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	725,208
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,492,276
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	254,533
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	369,614
2,570,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,300,150

		9,412,800

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — 1.6%
$1,510,000	Hercules LLC, 6.500%, 6/30/2029	$1,506,225
420,000	Hexion, Inc., 6.625%, 4/15/2020	334,950
70,000	Hexion, Inc., 10.375%, 2/01/2022, 144A	55,825
245,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	244,483

		2,141,483

	Construction Machinery — 1.0%
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	548,887
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	13,913
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	770,000

		1,332,800

	Consumer Cyclical Services — 0.2%
350,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	357,000

	Consumer Products — 0.5%
790,000	Coty, Inc., 6.500%, 4/15/2026, 144A	679,400

	Electric — 1.7%
125,000	AES Corp. (The), 5.125%, 9/01/2027	120,000
479,000	AES Corp. (The), 5.500%, 4/15/2025	476,533
150,000	AES Corp. (The), 6.000%, 5/15/2026	152,250
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,532,040

		2,280,823

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	92,250

	Finance Companies — 4.6%
120,000	CIT Group, Inc., 4.125%, 3/09/2021	118,200
120,000	iStar, Inc., 4.625%, 9/15/2020	117,000
395,000	iStar, Inc., 5.250%, 9/15/2022	369,285
800,000	iStar, Inc., 6.500%, 7/01/2021	792,000
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	642,600
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	254,363
820,000	Navient Corp., 6.500%, 6/15/2022	764,650
315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	283,500
1,305,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	1,154,925
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	663,850
185,000	Springleaf Finance Corp., 6.875%, 3/15/2025	165,575
700,000	Springleaf Finance Corp., 7.125%, 3/15/2026	624,750
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	373,681

		6,324,379

	Financial Other — 0.8%
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	176,400
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 2/01/2022	103,688

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — continued
$465,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	$453,375
330,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	320,925

		1,054,388

	Food & Beverage — 2.4%
405,000	BRF GmbH, 4.350%, 9/29/2026, 144A	349,495
210,000	BRF S.A., 4.750%, 5/22/2024, 144A	192,937
520,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	524,098
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	315,150
385,000	Marfrig Holdings Europe BV, Class B, 8.000%, 6/08/2023, 144A	385,385
280,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	262,500
540,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	490,050
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	778,125

		3,297,740

	Gaming — 0.5%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	169,313
210,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	183,750
380,000	MGM Resorts International, 7.750%, 3/15/2022	404,225

		757,288

	Government Owned – No Guarantee — 1.0%
400,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	335,204
515,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	476,375
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	578,650

		1,390,229

	Healthcare — 4.6%
170,000	HCA, Inc., 7.050%, 12/01/2027	177,225
655,000	HCA, Inc., 7.500%, 12/15/2023	700,850
145,000	HCA, Inc., 7.500%, 11/06/2033	152,250
590,000	HCA, Inc., 7.690%, 6/15/2025	628,350
480,000	HCA, Inc., 8.360%, 4/15/2024	528,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	869,200
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	534,313
275,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	255,750
315,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	283,500
200,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	191,000
800,000	Polaris Intermediate Corp., 8.500% PIK, 8.500% Cash, 12/01/2022, 144A(f)	729,696
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	363,675
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	842,450

		6,256,259

	Home Construction — 1.8%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022(a)(c)(g)(h)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	600,000
800,000	Lennar Corp., 4.750%, 5/30/2025	750,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,087,625

		2,437,637

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — 11.6%
$460,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	$458,850
202,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	206,606
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	592,525
570,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	507,300
90,000	California Resources Corp., 5.500%, 9/15/2021	64,646
41,000	California Resources Corp., 6.000%, 11/15/2024	25,010
2,530,000	California Resources Corp., 8.000%, 12/15/2022, 144A	1,714,075
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	130,200
795,000	CNX Resources Corp., 5.875%, 4/15/2022	763,200
635,000	Denbury Resources, Inc., 7.500%, 2/15/2024, 144A	511,175
205,000	Denbury Resources, Inc., 9.250%, 3/31/2022, 144A	189,112
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	591,675
375,000	Gulfport Energy Corp., 6.000%, 10/15/2024	331,875
595,000	Gulfport Energy Corp., 6.375%, 5/15/2025	526,575
365,000	Gulfport Energy Corp., 6.375%, 1/15/2026	315,725
622,000	Halcon Resources Corp., 6.750%, 2/15/2025	454,060
605,000	Matador Resources Co., 5.875%, 9/15/2026	556,600
1,250,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	1,268,750
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	558,675
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	187,313
592,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	557,960
210,000	PDC Energy, Inc., 5.750%, 5/15/2026	186,900
205,000	PDC Energy, Inc., 6.125%, 9/15/2024	189,625
870,000	Range Resources Corp., 4.875%, 5/15/2025	713,400
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	59,400
755,000	Sanchez Energy Corp., 7.250%, 2/15/2023, 144A	615,325
685,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	613,075
175,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	172,375
920,000	SM Energy Co., 5.000%, 1/15/2024	800,400
27,000	SM Energy Co., 6.125%, 11/15/2022	25,515
45,000	SM Energy Co., 6.625%, 1/15/2027	39,825
190,000	SM Energy Co., 6.750%, 9/15/2026	170,050
264,000	Southwestern Energy Co., 6.200%, 1/23/2025	235,950
405,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	384,750
50,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	45,565
1,215,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	1,041,862

		15,805,924

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	185,758

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	323,850

	Local Authorities — 0.3%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	261,427
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	194,402

		455,829

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — 0.9%
$150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	$141,750
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	715,362
365,000	Marriott Ownership Resorts, Inc., 6.500%, 9/15/2026, 144A	352,225

		1,209,337

	Media Entertainment — 3.6%
735,000	AMC Networks, Inc., 4.750%, 8/01/2025	667,012
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,155,000
1,305,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	1,272,375
1,115,000	iHeartCommunications, Inc., 9.000%, 12/15/2019(g)	747,050
395,000	Meredith Corp., 6.875%, 2/01/2026, 144A	386,113
740,000	Netflix, Inc., 4.875%, 4/15/2028	675,250

		4,902,800

	Metals & Mining — 2.1%
190,000	Commercial Metals Co., 4.875%, 5/15/2023	179,550
400,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	332,000
955,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	916,800
670,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	621,425
840,000	FMG Resources (August 2006) Pty Ltd., 4.750%, 5/15/2022, 144A	798,000

		2,847,775

	Midstream — 4.3%
205,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	165,789
360,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	295,737
1,265,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/2026, 144A	1,223,887
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	567,520
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	172,000
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	388,800
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	160,463
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	659,750
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	362,863
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	888,250
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	87,994
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	627,200
305,000	Transportadora de Gas del Sur S.A., 6.750%, 5/02/2025, 144A	277,767

		5,878,020

	Non-Agency Commercial Mortgage-Backed Securities — 1.5%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.955%, 11/15/2031, 144A(d)(h)(i)	96,832
225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.955%, 11/15/2031, 144A(d)(h)(i)	214,498

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	$912,767
59,087	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(b)	59,852
18,277	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	18,288
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.250%, 5.705%, 11/15/2027, 144A(d)(h)(i)	323,001
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.150%, 6.605%, 11/15/2027, 144A(d)	316,421
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.821%, 6/15/2045, 144A(b)	104,073

		2,045,732

	Oil Field Services — 1.8%
430,000	Ensco PLC, 5.750%, 10/01/2044	240,318
490,000	McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.625%, 5/01/2024, 144A	413,437
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	92,800
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	98,400
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	318,150
530,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	451,825
405,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	346,275
175,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	167,563
224,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	214,480
175,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	153,563

		2,496,811

	Packaging — 1.2%
200,000	ARD Finance S.A., 7.875% PIK, 7.125% Cash, 9/15/2023(f)	179,500
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	377,225
1,165,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	1,162,087

		1,718,812

	Paper — 0.3%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	399,300

	Pharmaceuticals — 2.0%
265,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	242,475
66,000	Bausch Health Cos., Inc., 5.625%, 12/01/2021, 144A	65,010
1,350,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	1,248,750
280,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	265,300
975,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	862,251

		2,683,786

	Property & Casualty Insurance — 0.7%
1,110,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	940,103

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Refining — 0.4%
$635,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	$595,313

	Restaurants — 0.6%
890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	818,800

	Retailers — 2.3%
830,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	794,725
820,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	776,950
505,000	JC Penney Corp., Inc., 5.875%, 7/01/2023, 144A	406,525
475,000	L Brands, Inc., 6.750%, 7/01/2036	387,125
180,000	L Brands, Inc., 6.875%, 11/01/2035	150,336
665,000	Party City Holdings, Inc., 6.625%, 8/01/2026, 144A	605,150

		3,120,811

	Supermarkets — 0.7%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	293,125
935,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	691,900

		985,025

	Technology — 2.7%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	282,880
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	164,050
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	54,600
1,205,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,210,449
420,000	First Data Corp., 5.375%, 8/15/2023, 144A	412,650
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	186,200
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	271,562
435,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 10.500%, 2/01/2024, 144A	284,925
900,000	Western Digital Corp., 4.750%, 2/15/2026	780,750

		3,648,066

	Transportation Services — 0.2%
275,000	APL Ltd., 8.000%, 1/15/2024(h)(i)	244,626

	Wireless — 3.1%
865,000	Nokia Oyj, 4.375%, 6/12/2027	804,450
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	742,770
650,000	Sprint Corp., 7.250%, 9/15/2021	665,275
920,000	Sprint Corp., 7.875%, 9/15/2023	944,150
315,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	289,012
895,000	T-Mobile USA, Inc., 4.750%, 2/01/2028	809,975

		4,255,632

	Wirelines — 1.3%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	107,479
1,060,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	927,500
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	216,675
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	114,600

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Wirelines — continued
$505,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	$383,800

		1,750,054

	Total Non-Convertible Bonds (Identified Cost $118,115,267)	110,367,709

Convertible Bonds — 9.9%
	Automotive — 0.3%
390,000	Meritor, Inc., 3.250%, 10/15/2037	340,517

	Cable Satellite — 1.2%
1,515,000	DISH Network Corp., 2.375%, 3/15/2024	1,206,192
580,000	DISH Network Corp., 3.375%, 8/15/2026	468,359

		1,674,551

	Consumer Cyclical Services — 0.5%
755,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	653,300

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	160,701

	Healthcare — 0.5%
190,000	Evolent Health, Inc., 2.000%, 12/01/2021	210,686
125,000	Insulet Corp., 1.375%, 11/15/2024, 144A	132,752
275,000	Wright Medical Group, Inc., 1.625%, 6/15/2023, 144A	280,044

		623,482

	Independent Energy — 1.1%
840,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	676,084
825,000	PDC Energy, Inc., 1.125%, 9/15/2021	731,156
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	160,721

		1,567,961

	Industrial Other — 0.2%
340,000	Tutor Perini Corp., 2.875%, 6/15/2021	312,953

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	173,458

	Midstream — 0.0%
60,000	SM Energy Co., 1.500%, 7/01/2021	55,771

	Oil Field Services — 0.5%
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024	531,248
225,000	Oil States International, Inc., 1.500%, 2/15/2023, 144A	184,414

		715,662

	Pharmaceuticals — 2.6%
1,530,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,521,430
265,000	Dermira, Inc., 3.000%, 5/15/2022	204,426
475,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	390,583
745,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	686,425
660,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	706,268

		3,509,132

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Railroads — 0.3%
$385,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	$378,318

	REITs – Diversified — 0.3%
435,000	iStar, Inc., 3.125%, 9/15/2022	391,952

	Technology — 2.0%
570,000	Avaya Holdings Corp., 2.250%, 6/15/2023, 144A	486,295
865,000	Finisar Corp., 0.500%, 12/15/2036	821,075
625,000	Nuance Communications, Inc., 1.000%, 12/15/2035	537,406
315,000	Nuance Communications, Inc., 1.250%, 4/01/2025	276,173
245,000	Palo Alto Networks, Inc., 0.750%, 7/01/2023, 144A	242,302
140,000	Verint Systems, Inc., 1.500%, 6/01/2021	135,434
305,000	Western Digital Corp., 1.500%, 2/01/2024, 144A	247,173

		2,745,858

	Wirelines — 0.2%
275,000	GCI Liberty, Inc., 1.750%, 9/30/2046, 144A	268,427

	Total Convertible Bonds (Identified Cost $14,909,751)	13,572,043

	Total Bonds and Notes (Identified Cost $133,025,018)	123,939,752

Loan Participations — 0.3%
	ABS Other — 0.3%
425,733	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(a) (Identified Cost $424,760)	425,679

Senior Loans — 1.8%
	Retailers — 0.4%
212,000	J.C. Penney Corp., Inc., 2016 Term Loan B, 6/23/2023(j)	180,200
461,941	J.C. Penney Corp., Inc., 2016 Term Loan B, 3-month LIBOR + 4.250%, 6.956%, 6/23/2023(d)	392,650

	Total Retailers (Identified Cost $607,345)	572,850

	Supermarkets — 0.6%
422,927	Albertsons LLC, USD 2017 Term Loan B5, 12/21/2022(j)	405,244
429,000	Albertsons LLC, Term Loan B7, 1-month LIBOR + 3.000%, 5.522%, 11/17/2025(d)	405,941

		811,185

	Transportation Services — 0.8%
1,037,012	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.387%, 4/04/2025(d)	1,008,494

	Total Senior Loans (Identified Cost $2,479,828)	2,392,529

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 1.5%
	Food & Beverage — 1.1%
14,765	Bunge Ltd., 4.875%	$1,433,853

	Midstream — 0.4%
988	Chesapeake Energy Corp., 5.750%	509,662
20	Chesapeake Energy Corp., 5.750%, 144A	10,317
137	Chesapeake Energy Corp., 5.750%(a)	58,567

		578,546

	Total Preferred Stocks (Identified Cost $2,234,677)	2,012,399

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(a)(c)(h)(k) (Identified Cost $1,000,000)	865,625

Principal Amount
Short-Term Investments — 20.6%
$28,093,324	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $28,095,666 on 1/02/2019 collateralized by $23,255,000 U.S. Treasury Bond, 4.375% due 5/15/2041 valued at $28,661,206 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $28,093,324)	28,093,324

	Total Investments — 115.6% (Identified Cost $167,257,607)	157,729,308
	Other assets less liabilities — (15.6)%	(21,251,074)

	Net Assets — 100.0%	$136,478,234

(†)	See Note 2 of Notes to Financial Statements.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2018 is disclosed.
(c)	Fair valued by the Fund’s adviser. At December 31, 2018, the value of these securities amounted to $866,211 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of December 31, 2018 is disclosed.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended December 31, 2018, interest payments were made in cash.

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Illiquid security. (Unaudited)
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2018, the value of these securities amounted to $878,957 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at December 31, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Securities subject to restriction on resale. At December 31, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	December 20, 2016	$1,000,000	$865,625	0.6%

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of Rule 144A holdings amounted to $60,625,842 or 44.4% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

GBP	British Pound
ZAR	South African Rand

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
HSBC Bank USA	2/04/2019	GBP	B	340,000	$447,077	$434,051	$(13,026)
HSBC Bank USA	2/04/2019	GBP	S	340,000	436,304	434,051	2,253
Bank of America N.A	2/04/2019	ZAR	B	25,220,000	1,719,116	1,746,214	27,098
Bank of America N.A	2/04/2019	ZAR	S	25,220,000	1,685,795	1,746,214	(60,419)

Total							$(44,094)

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles High Income Fund – (continued)

Industry Summary at December 31, 2018

Independent Energy	12.7%
Cable Satellite	8.1
Healthcare	5.1
Midstream	4.7
Technology	4.7
Finance Companies	4.6
Pharmaceuticals	4.6
Media Entertainment	3.6
Food & Beverage	3.5
Wireless	3.1
Banking	3.1
Building Materials	2.8
Retailers	2.7
Oil Field Services	2.3
Metals & Mining	2.1
Other Investments, less than 2% each	27.3
Short-Term Investments	20.6

Total Investments	115.6
Other assets less liabilities (including forward foreign currency contracts)	(15.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.3% of Net Assets
Non-Convertible Bonds — 81.6%
	ABS Car Loan — 4.3%
$20,902,000	Ally Auto Receivables Trust, Series 2017-3, Class A3, 1.740%, 9/15/2021	$20,706,221
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	10,645,240
6,317,885	BMW Vehicle Owner Trust, Series 2016-A, Class A3, 1.160%, 11/25/2020	6,276,831
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,660,478
22,010,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.470%, 5/17/2027, 144A	21,968,885
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,639,626
3,122,000	Ford Credit Auto Owner Trust, Series 2017-B, Class A3, 1.690%, 11/15/2021	3,083,523
6,770,000	Ford Credit Auto Owner Trust, Series 2018-A, Class A3, 3.030%, 11/15/2022	6,773,149
6,697,430	Honda Auto Receivables Owner Trust, Series 2016-4, Class A3, 1.210%, 12/18/2020	6,637,116
2,103,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A3, 1.680%, 8/16/2021	2,081,255
28,000,000	Honda Auto Receivables Owner Trust, Series 2018-4, Class A3, 3.160%, 1/17/2023	28,133,025
25,503,002	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021	25,263,710
26,135,000	Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3, 3.220%, 6/15/2023	26,323,091
12,632,000	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.760%, 7/15/2021	12,515,467
15,720,000	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3, 1.930%, 1/18/2022	15,500,980
27,000,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.350%, 5/16/2022(a)	26,740,395
4,500,000	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2A, 2.770%, 8/16/2021	4,489,051

		227,438,043

	ABS Credit Card — 4.8%
14,559,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	14,386,811
10,434,000	American Express Credit Account Master Trust, Series 2017-6, Class A, 2.040%, 5/15/2023	10,273,110
3,000,000	American Express Credit Account Master Trust, Series 2018-1, Class A, 2.670%, 10/17/2022	2,988,322
9,770,000	BA Credit Card Trust, Series 2017-A2, Class A2, 1.840%, 1/17/2023	9,595,101
28,630,000	BA Credit Card Trust, Series 2018-A2, Class A2, 3.000%, 9/15/2023(a)	28,710,900
24,885,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.080%, 3/15/2023	24,586,096
9,480,000	Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3, 1.340%, 4/15/2022	9,407,015
6,170,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023	6,074,210

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$17,700,000	Chase Issuance Trust, Series 2012-A4, Class A4, 1.580%, 8/15/2021	$17,555,904
7,915,000	Chase Issuance Trust, Series 2015-A4, Class A4, 1.840%, 4/15/2022	7,796,723
31,257,000	Chase Issuance Trust, Sries 2016-A5, Class A5, 1.270%, 7/15/2021	30,983,017
22,714,000	Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.150%, 7/15/2021	22,620,471
13,575,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.750%, 11/19/2021	13,430,952
10,366,000	Citibank Credit Card Issuance Trust, Series 2017-A3, Class A3, 1.920%, 4/07/2022	10,233,786
13,235,000	Citibank Credit Card Issuance Trust, Series 2017-A8, Class A8, 1.860%, 8/08/2022	13,019,325
35,306,000	Discover Card Execution Note Trust, Series 2016-A4, Class A4, 1.390%, 3/15/2022	34,916,487

		256,578,230

	ABS Home Equity — 0.7%
1,534,525	Bayview Opportunity Master Fund Trust, Series 2018-RN3, Class A1, 3.672%, 3/28/2033, 144A(b)	1,533,133
3,147,076	Bayview Opportunity Master Fund Trust, Series 2018-RN8, Class A1, 4.066%, 9/28/2033, 144A(b)	3,150,318
1,432,827	CAM Mortgage Trust, Series 2018-1, Class A1, 3.960%, 12/01/2065, 144A(b)	1,442,430
1,394,900	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 3.139%, 8/25/2060, 144A(c)	1,389,078
2,481,000	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3-month LIBOR + 0.360%, 2.796%, 10/15/2054, 144A(c)	2,473,413
9,990,147	Progress Residential Trust, Series 2016-SFR2, Class A, 1-month LIBOR + 1.400%, 3.855%, 1/17/2034, 144A(c)	10,001,739
3,620,982	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(b)	3,659,613
5,626,273	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(b)	5,679,462
2,099,979	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/2055, 144A(b)	2,071,048
1,944,991	Vericrest Opportunity Loan Trust, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(b)	1,941,279
2,743,862	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1, 3.994%, 3/25/2035(b)	2,790,072

		36,131,585

	ABS Other — 2.3%
47,218,336	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(d)(e)(f)	46,675,325
13,595,000	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	13,857,744
8,720,000	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(d)	8,473,387
13,610,000	Mariner Finance Issuance Trust, Series 2018-AA, Class A, 4.200%, 11/20/2030, 144A	13,759,916

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$17,507,911	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	$17,662,602
1,190,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 4.330%, 9/15/2032(c)(d)	1,186,653
1,220,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 4.870%, 9/15/2032(c)(d)	1,216,569
6,720,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	6,821,144
10,403,392	Trinity Rail Leasing LLC, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	11,066,392

		120,719,732

	ABS Student Loan — 0.2%
6,910,000	Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, 12/15/2059, 144A	7,061,395
1,033,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 4.750%, 6/15/2032(c)(d)	1,032,794
780,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 4.770%, 6/15/2032(c)(d)	777,806
1,454,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 4.750%, 3/15/2033(c)(d)	1,453,709
995,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.810%, 3/15/2033(c)(d)	994,801

		11,320,505

	ABS Whole Business — 1.2%
7,156,452	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	7,360,188
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,702,129
27,481,500	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	27,784,910
4,962,500	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	5,060,840
13,595,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	13,762,762
3,700,000	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	3,783,805

		61,454,634

	Aerospace & Defense — 1.7%
6,195,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	6,396,399
550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	513,079
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	682,500
78,795,000	Textron, Inc., 5.950%, 9/21/2021	83,124,733

		90,716,711

	Airlines — 0.8%
3,211,778	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	3,246,465
1,868,814	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,793,846
697,843	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	674,978

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,356,446	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	$1,376,495
213,322	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	213,863
324,173	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	338,174
1,119,507	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024(d)	1,202,015
5,973,407	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,499,665
9,346,973	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	9,662,339
14,605,319	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	15,188,071
726,269	Virgin Australia Pass Through Certificates, Series 2013-1A, 5.000%, 4/23/2025, 144A	736,139

		40,932,050

	Automotive — 1.5%
23,581,000	Cummins, Inc., 5.650%, 3/01/2098	25,022,978
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,154,116
255,000	Ford Motor Co., 6.625%, 2/15/2028	254,100
240,000	Ford Motor Co., 7.500%, 8/01/2026	259,673
14,000,000	Toyota Motor Credit Corp., 1.950%, 4/17/2020	13,826,122
26,263,000	Toyota Motor Credit Corp., GMTN, 1.900%, 4/08/2021	25,746,871
10,000,000	Toyota Motor Credit Corp., MTN, 2.150%, 3/12/2020	9,884,183

		81,148,043

	Banking — 8.6%
38,233,000	Ally Financial, Inc., 4.625%, 3/30/2025	37,038,219
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,625,810
22,839,000	Bank of America Corp., 6.110%, 1/29/2037	25,100,901
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	46,057,307
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	97,260
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	24,631,801
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	21,062,319
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	442,577
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	16,689,659
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,696,079
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	6,536,379
22,154,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	17,225,621
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,793,587
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	68,536,684
100,000	Keybank NA, 6.950%, 2/01/2028	118,538
4,228,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	3,336,366
5,973,000	Lloyds Banking Group PLC, 4.582%, 12/10/2025	5,654,655

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$872,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	$793,732
1,845,000	Morgan Stanley, 4.350%, 9/08/2026	1,792,979
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,151,639
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	20,724,891
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	38,771,405
8,638,000	National City Corp., 6.875%, 5/15/2019	8,756,542
23,975,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	24,265,172
14,750,000	Royal Bank of Scotland Group PLC, 6.100%, 6/10/2023	14,982,941
15,160,000	Santander Holdings USA, Inc., 4.450%, 12/03/2021	15,422,657
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	19,459,861
21,340,000	Standard Chartered PLC, 3-month LIBOR + 1.150%, 3.558%, 1/20/2023, 144A(c)	21,056,818
5,900,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A	5,836,221

		460,658,620

	Brokerage — 1.5%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	51,399,523
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,550,565
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	9,159,715

		80,109,803

	Building Materials — 0.7%
1,610,000	Masco Corp., 6.500%, 8/15/2032	1,779,774
3,110,000	Masco Corp., 7.125%, 3/15/2020	3,248,783
2,667,000	Masco Corp., 7.750%, 8/01/2029	3,178,263
23,975,000	Owens Corning, 7.000%, 12/01/2036	26,515,428

		34,722,248

	Cable Satellite — 0.8%
10,320,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A	8,702,819
5,820,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A	5,124,323
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	13,685,830
8,990,000	Time Warner Cable LLC, 4.500%, 9/15/2042	7,227,091
8,975,000	Time Warner Cable LLC, 5.500%, 9/01/2041	8,178,766

		42,918,829

	Chemicals — 1.7%
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	26,587,865
15,145,000	DowDuPont, Inc., 3.766%, 11/15/2020	15,290,198
50,500,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	50,125,988

		92,004,051

	Construction Machinery — 1.2%
17,058,000	Caterpillar Financial Services Corp., 1.931%, 10/01/2021	16,517,412
12,000,000	Caterpillar, Inc., 3.900%, 5/27/2021	12,217,188
10,400,000	John Deere Capital Corp., 2.550%, 1/08/2021	10,306,027
11,005,000	John Deere Capital Corp., MTN, 2.350%, 1/08/2021	10,854,135

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Construction Machinery — continued
$6,105,000	John Deere Capital Corp., MTN, 3.900%, 7/12/2021	$6,221,134
6,787,000	Toro Co. (The), 6.625%, 5/01/2037(e)(f)	7,899,018

		64,014,914

	Consumer Cyclical Services — 0.5%
29,995,000	Expedia Group, Inc., 3.800%, 2/15/2028	27,200,481

	Consumer Products — 0.7%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,524,031
27,515,000	Unilever Capital Corp., 3.000%, 3/07/2022	27,303,410

		35,827,441

	Diversified Manufacturing — 0.3%
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.736%, 5/13/2024(c)	4,350,100
13,160,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	13,456,100

		17,806,200

	Electric — 1.5%
22,667,100	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	24,605,325
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,461,647
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	12,912,086
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	9,667,152

		77,646,210

	Finance Companies — 2.0%
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	11,729,592
20,595,000	Aircastle Ltd., 4.400%, 9/25/2023	20,255,650
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,192,065
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	6,623,241
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	19,009,531
8,565,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	8,329,462
18,000,000	Navient LLC, 5.500%, 1/25/2023	15,750,000
15,116,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	9,976,560
7,805,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	6,907,425

		106,773,526

	Food & Beverage — 2.1%
13,523,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/01/2021	13,298,465
13,750,000	General Mills, Inc., 2.600%, 10/12/2022	13,246,384
26,965,000	Grupo Bimbo SAB de CV, 4.700%, 11/10/2047, 144A	24,256,635
8,595,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	8,208,225
9,535,000	PepsiCo, Inc., 1.700%, 10/06/2021	9,222,203
45,980,000	PepsiCo, Inc., 2.000%, 4/15/2021	45,064,141

		113,296,053

	Government Guaranteed — 1.0%
55,000,000	Kreditanstalt fuer Wiederaufbau, 1.500%, 4/20/2020	54,215,640

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 0.5%
$11,555,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	$9,683,206
20,480,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	18,944,000

		28,627,206

	Government Sponsored — 1.7%
50,000,000	CPPIB Capital, Inc., 2.375%, 1/29/2021, 144A	49,720,874
40,000,000	Kommunalbanken, MTN, 1.625%, 2/10/2021	39,148,080

		88,868,954

	Health Insurance — 1.4%
27,570,000	Anthem, Inc., 2.500%, 11/21/2020	27,191,313
650,000	Centene Corp., 6.125%, 2/15/2024	665,438
27,390,000	Cigna Corp., 3.200%, 9/17/2020, 144A	27,277,422
19,420,000	Cigna Corp., 4.375%, 10/15/2028, 144A	19,528,381
1,261,000	Cigna Holding Co., 7.875%, 5/15/2027	1,553,690

		76,216,244

	Healthcare — 2.0%
27,455,000	Abbott Laboratories, 2.900%, 11/30/2021	27,216,486
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	7,886,333
13,765,000	CVS Health Corp., 4.100%, 3/25/2025	13,627,657
16,985,000	HCA, Inc., 4.500%, 2/15/2027	16,050,825
24,240,000	HCA, Inc., 5.250%, 4/15/2025	24,118,800
6,175,000	HCA, Inc., 5.375%, 9/01/2026	6,005,188
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,010,255
1,592,000	HCA, Inc., 7.500%, 11/06/2033	1,671,600
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,379,175
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,628,800
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,183,050

		108,778,169

	Independent Energy — 2.3%
12,417,000	Anadarko Petroleum Corp., 5.550%, 3/15/2026	13,004,806
27,980,000	Continental Resources, Inc., 3.800%, 6/01/2024	26,487,808
8,255,000	Continental Resources, Inc., 4.375%, 1/15/2028	7,765,988
10,950,000	Diamondback Energy, Inc., 4.750%, 11/01/2024, 144A	10,566,750
9,787,000	EQT Corp., 8.125%, 6/01/2019	9,953,069
9,695,000	Hess Corp., 4.300%, 4/01/2027	8,883,855
21,000,000	Newfield Exploration Co., 5.625%, 7/01/2024	21,262,500
26,185,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	23,435,575
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	54,678

		121,415,029

	Integrated Energy — 2.4%
55,470,000	Chevron Corp., 2.100%, 5/16/2021	54,399,210
20,430,000	Exxon Mobil Corp., 2.222%, 3/01/2021	20,135,845
52,303,000	Shell International Finance BV, 1.875%, 5/10/2021	50,942,449

		125,477,504

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — 2.0%
$1,475,000	American International Group, Inc., 4.875%, 6/01/2022	$1,530,352
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,544,337
5,895,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.230%, 2.638%, 1/08/2021, 144A(c)	5,823,451
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,281,899
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(e)(f)	42,742,667
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(e)(f)	8,040,938
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,386,336
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	19,054,255

		108,404,235

	Lodging — 0.5%
26,131,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	26,588,292

	Media Entertainment — 0.1%
4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	6,423,369

	Metals & Mining — 3.0%
1,689,997	1839688 Alberta ULC, 14.000% PIK, 14.000% Cash, 2/13/2020(d)(e)(g)(h)(i)	845
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	31,920,200
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	8,413,644
430,000	ArcelorMittal, 5.500%, 3/01/2021	442,250
47,920,000	ArcelorMittal, 6.750%, 3/01/2041	50,604,571
19,365,000	ArcelorMittal, 7.000%, 10/15/2039	20,402,969
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	6,927,964
37,257,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	33,940,301
3,200,000	United States Steel Corp., 6.650%, 6/01/2037	2,408,000
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,056,661

		160,117,405

	Midstream — 3.0%
14,040,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.250%, 12/01/2027	13,253,832
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	630,500
7,000,000	Energy Transfer Operating LP, 4.950%, 6/15/2028	6,848,893
340,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	265,631
30,850,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	24,949,189
1,845,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	1,515,655
26,650,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	26,100,997
3,328,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	3,377,999
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	14,932,372
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	14,240,304
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,188,949
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	7,787,316
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	96,900
1,404,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, 6/01/2019	1,430,568
225,000	Plains All American Pipeline LP / PAA Finance Corp., 2.850%, 1/31/2023	212,092
37,150,000	Sunoco Logistics Partners Operations LP, 4.000%, 10/01/2027	34,027,324
8,405,000	Williams Cos., Inc., 3.350%, 8/15/2022	8,225,329

		161,083,850

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — 0.0%
$15,532	FHLMC, 5.000%, 12/01/2031	$16,301
1,952	FNMA, 6.000%, 7/01/2029	2,127

		18,428

	Non-Agency Commercial Mortgage-Backed Securities — 0.5%
10,402,518	Commercial Mortgage Pass Through Certificates, Series 2014-LC15, Class A2, 2.840%, 4/10/2047	10,390,738
6,532,669	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	6,521,868
4,453,948	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/2047	4,441,348
760,407	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.916%, 2/15/2047	759,255
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.485%, 6/15/2044, 144A(b)	3,315,007
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.683%, 3/15/2044, 144A(b)	1,930,554

		27,358,770

	Paper — 1.4%
6,400,000	International Paper Co., 8.700%, 6/15/2038	8,514,103
4,600,000	WestRock MWV LLC, 7.550%, 3/01/2047(e)(f)	5,617,986
4,273,000	WestRock MWV LLC, 8.200%, 1/15/2030	5,424,959
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	30,970,713
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	7,576,979
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	16,555,984

		74,660,724

	Pharmaceuticals — 1.4%
27,550,000	Gilead Science, Inc., 2.550%, 9/01/2020	27,327,189
27,080,000	GlaxoSmithKline Capital PLC, 3.125%, 5/14/2021	27,114,122
11,625,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	10,011,979
8,000,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	6,105,717
5,500,000	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 4/15/2024	5,297,674

		75,856,681

	Property & Casualty Insurance — 0.1%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,898,380

	Railroads — 0.2%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	9,925,393

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	6,974,392

	REITs – Single Tenant — 0.2%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,041,464

	Retailers — 1.3%
1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	1,189,113
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,540,159

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$3,755,000	PVH Corp., 7.750%, 11/15/2023	$4,149,275
53,830,000	Walmart, Inc., 3.125%, 6/23/2021	54,212,484

		68,091,031

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	351,645

	Supranational — 1.4%
55,000,000	European Investment Bank, 1.625%, 12/15/2020	53,966,217
20,000,000	International Bank for Reconstruction & Development, Series GDIF, 2.750%, 7/23/2021	20,081,340

		74,047,557

	Technology — 7.0%
54,860,000	Apple, Inc., 2.850%, 5/06/2021	54,927,055
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	27,342,087
22,415,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, 1/15/2022	21,556,582
27,558,000	Cisco Systems, Inc., 1.850%, 9/20/2021	26,796,254
22,066,000	Cisco Systems, Inc., 2.200%, 2/28/2021	21,773,609
5,937,000	Cisco Systems, Inc., 2.450%, 6/15/2020	5,905,493
25,760,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	25,876,480
13,560,000	Equifax, Inc., 3.600%, 8/15/2021	13,539,871
11,200,000	Intel Corp., 3.300%, 10/01/2021	11,318,605
27,875,000	International Business Machines Corp., 2.250%, 2/19/2021	27,313,370
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,365,600
16,735,000	KLA-Tencor Corp., 5.650%, 11/01/2034	17,059,853
56,595,000	Microsoft Corp., 1.550%, 8/08/2021(a)	54,980,164
51,515,000	Oracle Corp., 1.900%, 9/15/2021	49,980,238
5,000,000	Oracle Corp., 2.800%, 7/08/2021	4,975,754

		370,711,015

	Treasuries — 7.0%
391,985,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	3,219,443
1,195,394,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	9,315,733
210,910,000	U.S. Treasury Bond, 3.000%, 8/15/2048	209,913,121
150,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	149,062,500

		371,510,797

	Wireless — 0.5%
28,200,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	1,140,814
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	21,006,740
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	6,442,780

		28,590,334

	Wirelines — 1.5%
61,415,000	AT&T, Inc., 4.300%, 2/15/2030	58,036,298
2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	2,884,150
3,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	3,511,200

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$11,700,000	Qwest Corp., 6.875%, 9/15/2033	$10,452,113
5,000,000	Qwest Corp., 7.250%, 9/15/2025	5,147,912

		80,031,673

	Total Non-Convertible Bonds (Identified Cost $4,237,296,553)	4,345,702,090

Convertible Bonds — 1.4%
	Cable Satellite — 0.2%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	7,205,303
6,190,000	DISH Network Corp., 3.375%, 8/15/2026	4,998,524

		12,203,827

	Independent Energy — 0.1%
8,905,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	7,167,296

	Industrial Other — 0.1%
4,635,000	Tutor Perini Corp., 2.875%, 6/15/2021	4,266,281

	Oil Field Services — 0.3%
22,120,000	Nabors Industries, Inc., 0.750%, 1/15/2024	13,664,188

	Pharmaceuticals — 0.1%
7,895,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	7,850,780

	Railroads — 0.1%
5,165,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	5,075,356

	REITs – Diversified — 0.3%
14,630,000	iStar, Inc., 3.125%, 9/15/2022	13,182,215

	Technology — 0.2%
11,409,000	Finisar Corp., 0.500%, 12/15/2036	10,829,651

	Total Convertible Bonds (Identified Cost $81,913,052)	74,239,594

Municipals — 0.3%
	Illinois — 0.2%
9,150,000	State of Illinois, 5.100%, 6/01/2033	8,723,885

	Michigan — 0.0%
1,660,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,620,226

	Virginia — 0.1%
7,705,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	7,270,977

	Total Municipals (Identified Cost $16,431,045)	17,615,088

	Total Bonds and Notes (Identified Cost $4,335,640,650)	4,437,556,772

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.3%
	Food & Beverage — 0.2%
128,227	Bunge Ltd., 4.875%	$12,452,329

	Independent Energy — 0.1%
43,031	Chesapeake Energy Corp., 5.000%	2,232,448

	Total Preferred Stocks (Identified Cost $16,894,208)	14,684,777

Principal Amount (‡)
Short-Term Investments — 15.3%
$164,580,277	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2018 at 1.500% to be repurchased at $164,593,992 on 1/02/2019 collateralized by $94,160,000 U.S. Treasury Bond, 2.750% due 11/15/2042 valued at $90,064,793; $75,675,000 U.S. Treasury Bond, 3.125% due 2/15/2043 valued at $77,810,776 including accrued interest (Note 2 of Notes to Financial Statements)	164,580,277
325,000,000	U.S. Treasury Bills, 2.157% - 2.277%, 1/03/2019(j)(k)	324,979,688
180,000,000	U.S. Treasury Bills, 2.160% - 2.200%, 4/25/2019(j)(k)	178,640,469
150,000,000	U.S. Treasury Bills, 2.261%, 1/17/2019(j)	149,857,188

	Total Short-Term Investments (Identified Cost $818,140,356)	818,057,622

	Total Investments — 98.9% (Identified Cost $5,170,675,214)	5,270,299,171
	Other assets less liabilities — 1.1%	57,969,568

	Net Assets — 100.0%	$5,328,268,739

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2018 is disclosed.
(c)	Variable rate security. Rate as of December 31, 2018 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2018, the value of these securities amounted to $110,975,934 or 2.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. No payments were made during the period.
(i)	Fair valued by the Fund’s adviser. At December 31, 2018, the value of this security amounted to $845 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(k)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the value of Rule 144A holdings amounted to $933,863,476 or 17.5% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

ISK	Icelandic Krona
MXN	Mexican Peso

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	2/14/2019	MXN	B	563,000,000	$27,859,312	$28,464,557	$605,245
BNP Paribas S.A.	2/14/2019	MXN	S	563,000,000	27,188,611	28,464,557	(1,275,946)

Total							$(670,701)

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Industry Summary at December 31, 2018

Banking	8.6%
Technology	7.2
Treasuries	7.0
ABS Credit Card	4.8
ABS Car Loan	4.3
Midstream	3.0
Metals & Mining	3.0
Independent Energy	2.5
Integrated Energy	2.4
Food & Beverage	2.3
ABS Other	2.3
Healthcare	2.0
Life Insurance	2.0
Finance Companies	2.0
Other Investments, less than 2% each	30.2
Short-Term Investments	15.3

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statements of Assets and Liabilities

December 31, 2018

	High Income Fund	Investment Grade Bond Fund
ASSETS
Investments at cost	$139,164,283	$5,006,094,937
Repurchase agreement(s) at cost	28,093,324	164,580,277
Net unrealized appreciation (depreciation)	(9,528,299)	99,623,957

Investments at value	157,729,308	5,270,299,171
Cash	—	8,042,993
Due from brokers (Note 2)	—	650,000
Foreign currency at value (identified cost $0 and $392,424, respectively)	—	390,690
Receivable for Fund shares sold	1,804,078	26,936,605
Receivable for securities sold	1,204,444	8,189,938
Interest receivable	2,056,733	42,866,676
Unrealized appreciation on forward foreign currency contracts (Note 2)	29,351	605,245
Tax reclaims receivable	147	—
Receivable from distributor (Note 6d)	3,486	—
Prepaid expenses (Note 8)	92	3,272

TOTAL ASSETS	162,827,639	5,357,984,590

LIABILITIES
Payable for securities purchased	669,943	3,065,646
Payable for Fund shares redeemed	24,638,197	22,224,798
Unrealized depreciation on forward foreign currency contracts (Note 2)	73,445	1,275,946
Payable to custodian bank (Note 9)	574,563	—
Management fees payable (Note 6)	89,292	1,638,811
Deferred Trustees’ fees (Note 6)	165,660	810,708
Administrative fees payable (Note 6)	5,564	190,246
Payable to distributor (Note 6d)	—	43,332
Other accounts payable and accrued expenses	132,741	466,364

TOTAL LIABILITIES	26,349,405	29,715,851

NET ASSETS	$136,478,234	$5,328,268,739

NET ASSETS CONSIST OF:
Paid-in capital	$151,345,089	$5,261,146,622
Accumulated earnings (loss)	(14,866,855)	67,122,117

NET ASSETS	$136,478,234	$5,328,268,739

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities (continued)

December 31, 2018

	High Income Fund	Investment Grade Bond Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$23,124,984	$721,110,403

Shares of beneficial interest	5,793,694	66,927,244

Net asset value and redemption price per share	$3.99	$10.77

Offering price per share (100/95.75 of net asset value) (Note 1)	$4.17	$11.25

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,351,267	$366,067,920

Shares of beneficial interest	1,336,216	34,361,115

Net asset value and offering price per share	$4.00	$10.65

Class N shares:
Net assets	$10,416,683	$1,216,689,786

Shares of beneficial interest	2,613,650	112,915,763

Net asset value, offering and redemption price per share	$3.99	$10.78

Class Y shares:
Net assets	$97,585,300	$2,912,536,511

Shares of beneficial interest	24,516,967	270,139,856

Net asset value, offering and redemption price per share	$3.98	$10.78

Admin Class shares:
Net assets	$—	$111,864,119

Shares of beneficial interest	—	10,408,996

Net asset value, offering and redemption price per share	$—	$10.75

See accompanying notes to financial statements.

|  40

Statements of Operations

	High Income Fund		Investment Grade Bond Fund
	Period Ended December 31, 2018(a)	Year Ended September 30, 2018	Period Ended December 31, 2018(a)	Year Ended September 30, 2018
INVESTMENT INCOME
Interest	$2,504,410	$9,812,890	$52,387,566	$208,583,162
Dividends	71,928	215,042	769,241	3,275,378
Less net foreign taxes withheld	—	(1,444)	—	—

	2,576,338	10,026,488	53,156,807	211,858,540

Expenses
Management fees (Note 6)	249,773	1,042,957	5,487,700	24,064,905
Service and distribution fees (Note 6)	30,233	163,550	1,591,374	7,990,970
Administrative fees (Note 6)	18,014	76,503	599,847	2,648,877
Trustees’ fees and expenses	3,364	33,532	24,555	233,306
Transfer agent fees and expenses (Notes 6 and 7)	51,169	205,041	930,158	4,648,637
Audit and tax services fees	44,550	52,781	51,181	63,525
Custodian fees and expenses	6,775	24,257	60,655	267,227
Legal fees	514	3,583	15,762	122,938
Registration fees	32,319	77,187	107,118	258,232
Shareholder reporting expenses	14,382	44,024	180,955	714,099
Miscellaneous expenses (Notes 6 and 8)	1,352	17,988	74,456	159,795

Total expenses	452,445	1,741,403	9,123,761	41,172,511
Less waiver and/or expense reimbursement (Note 6)	(90,480)	(190,287)	(417,839)	(1,270,386)

Net expenses	361,965	1,551,116	8,705,922	39,902,125

Net investment income	2,214,373	8,475,372	44,450,885	171,956,415

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(6,566,560)	1,405,486	(228,344,316)	(64,668,766)
Forward foreign currency contracts (Note 2d)	219,012	(165,859)	—	—
Foreign currency transactions (Note 2c)	(40,168)	(34,283)	(115,605)	(4,121,375)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,397,911)	(7,071,893)	151,497,842	(88,563,612)
Forward foreign currency contracts (Note 2d)	(128,778)	84,684	(670,701)	—
Foreign currency translations (Note 2c)	43,143	(42,550)	(154,049)	193,101

Net realized and unrealized loss on investments, forward foreign currency contracts and foreign currency transactions	(9,871,262)	(5,824,415)	(77,786,829)	(157,160,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,656,889)	$2,650,957	$(33,335,944)	$14,795,763

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	High Income Fund				Investment Grade Bond Fund
	Period Ended December 31, 2018(a)	Year Ended September 30, 2018	Year Ended September 30, 2017		Period Ended December 31, 2018(a)	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$2,214,373	$8,475,372	$8,976,856		$44,450,885	$171,956,415	$205,406,044
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(6,387,716)	1,205,344	838,850		(228,459,921)	(68,790,141)	116,825,138
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(3,483,546)	(7,029,759)	3,999,707		150,673,092	(88,370,511)	(91,129,640)

Net increase (decrease) in net assets resulting from operations	(7,656,889)	2,650,957	13,815,413		(33,335,944)	14,795,763	231,101,542

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(410,882)	(1,227,019)	(1,577,362	)(b)	(9,439,602)	(26,935,957)	(60,689,574	)(b)
Class C	(81,814)	(311,547)	(453,429	)(b)	(4,075,458)	(15,654,049)	(48,818,614	)(b)
Class N	(178,711)	(259,688)	(41	)(b)	(16,768,000)	(41,987,053)	(22,304,558	)(b)
Class Y	(2,141,392)	(5,752,686)	(6,175,066	)(b)	(39,150,105)	(111,284,265)	(262,616,392	)(b)
Admin Class	—	—	—		(1,369,684)	(778,851)	(1,844,361	)(b)

Total distributions	(2,812,799)	(7,550,940)	(8,205,898)		(70,802,849)	(196,640,175)	(396,273,499)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(23,511,576)	(3,848,432)	(2,678,063)		(126,167,759)	(534,159,760)	(345,835,758)

Net increase (decrease) in net assets	(33,981,264)	(8,748,415)	2,931,452		(230,306,552)	(716,004,172)	(511,007,715)
NET ASSETS
Beginning of the year	170,459,498	179,207,913	176,276,461		5,558,575,291	6,274,579,463	6,785,587,178

End of the year	$136,478,234	$170,459,498	$179,207,913		$5,328,268,739	$5,558,575,291	$6,274,579,463

(a)	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(b)	See Note 2g of Notes to Financial Statements.

See accompanying notes to financial statements.

|  42

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.25		$4.37		$4.23		$3.99		$4.49		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.20		0.22		0.20		0.19		0.21
Net realized and unrealized gain (loss)	(0.24)		(0.14)		0.12		0.21		(0.39)		0.17

Total from Investment Operations	(0.19)		0.06		0.34		0.41		(0.20)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.18)		(0.20)		(0.16)		(0.19)		(0.22)
Net realized capital gains	(0.01)		—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.07)		(0.18)		(0.20)		(0.17)		(0.30)		(0.48)

Net asset value, end of the period	$3.99		$4.25		$4.37		$4.23		$3.99		$4.49

Total return(b)	(4.54	)%(c)(d)	1.41	%(c)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,125		$26,175		$34,039		$34,820		$37,870		$42,630
Net expenses	1.05	%(e)(f)	1.05	%(e)	1.09	%(e)(g)	1.10	%(e)	1.11	%(e)(h)	1.14%
Gross expenses	1.27	%(f)	1.16%		1.15%		1.14%		1.13%		1.14%
Net investment income	5.13	%(f)	4.73%		5.03%		5.16%		4.41%		4.57%
Portfolio turnover rate	17%		55%		46%		38%		69%		59%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(h)	Effective July 1, 2015, the expense limit decreased to 1.10%.

See accompanying notes to financial statements.

43  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.27		$4.38		$4.24		$4.00		$4.50		$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.17		0.18		0.18		0.16		0.18
Net realized and unrealized gain (loss)	(0.26)		(0.13)		0.12		0.20		(0.39)		0.16

Total from Investment Operations	(0.21)		0.04		0.30		0.38		(0.23)		0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.15)		(0.16)		(0.13)		(0.16)		(0.19)
Net realized capital gains	(0.01)		—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.06)		(0.15)		(0.16)		(0.14)		(0.27)		(0.45)

Net asset value, end of the period	$4.00		$4.27		$4.38		$4.24		$4.00		$4.50

Total return(b)	(4.95	)%(c)(d)	0.86	%(c)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,351		$6,248		$11,227		$12,288		$12,609		$14,555
Net expenses	1.80	%(e)(f)	1.80	%(e)	1.84	%(e)(g)	1.85	%(e)	1.86	%(e)(h)	1.89%
Gross expenses	2.02	%(f)	1.91%		1.90%		1.89%		1.88%		1.89%
Net investment income	4.38	%(f)	3.99%		4.29%		4.43%		3.68%		3.84%
Portfolio turnover rate	17%		55%		46%		38%		69%		59%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(h)	Effective July 1, 2015, the expense limit decreased to 1.85%.

See accompanying notes to financial statements.

|  44

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$4.25		$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.20	0.19
Net realized and unrealized gain (loss)	(0.25)		(0.12)	0.18

Total from Investment Operations	(0.19)		0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.19)	(0.17)
Net realized capital gains	(0.01)		—	—

Total Distributions	(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$3.99		$4.25	$4.36

Total return(b)	(4.47	)%(c)	1.96%	8.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,417		$10,338	$1
Net expenses(d)	0.75	%(e)	0.75%	0.75	%(e)(f)
Gross expenses	0.89	%(e)	0.79%	31.73	%(e)
Net investment income	5.45	%(e)	4.65%	5.19	%(e)
Portfolio turnover rate	17%		55%	46	%(g)

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

45  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.24		$4.36		$4.22		$3.98		$4.48		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.21		0.23		0.21		0.20		0.22
Net realized and unrealized gain (loss)	(0.25)		(0.14)		0.12		0.21		(0.39)		0.16

Total from Investment Operations	(0.19)		0.07		0.35		0.42		(0.19)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.19)		(0.21)		(0.17)		(0.20)		(0.23)
Net realized capital gains	(0.01)		—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.07)		(0.19)		(0.21)		(0.18)		(0.31)		(0.49)

Net asset value, end of the period	$3.98		$4.24		$4.36		$4.22		$3.98		$4.48

Total return	(4.49	)%(b)(c)	1.68	%(b)	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$97,585		$127,699		$133,940		$129,169		$116,837		$125,185
Net expenses	0.80	%(d)(e)	0.80	%(d)	0.84	%(d)(f)	0.85	%(d)	0.86	%(d)(g)	0.89%
Gross expenses	1.02	%(e)	0.91%		0.90%		0.89%		0.88%		0.89%
Net investment income	5.39	%(e)	4.98%		5.28%		5.43%		4.67%		4.83%
Portfolio turnover rate	17%		55%		46%		38%		69%		59%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(g)	Effective July 1, 2015, the expense limit decreased to 0.85%.

See accompanying notes to financial statements.

|  46

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.98		$11.30		$11.59		$11.10	$12.11	$12.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.30		0.36		0.39	0.40	0.46
Net realized and unrealized gain (loss)	(0.16)		(0.28)		0.05		0.48	(0.95)	0.26

Total from Investment Operations	(0.08)		0.02		0.41		0.87	(0.55)	0.72

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.21)		(0.26)		(0.23)	(0.34)	(0.51)
Net realized capital gains	(0.05)		(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.13)		(0.34)		(0.70)		(0.38)	(0.46)	(0.83)

Net asset value, end of the period	$10.77		$10.98		$11.30		$11.59	$11.10	$12.11

Total return(b)	(0.66	)%(c)(d)	0.19	%(c)	3.88%		8.06%	(4.72)%	6.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$721,110		$777,391		$902,955		$1,130,260	$1,628,216	$1,932,847
Net expenses	0.78	%(e)(f)	0.80	%(e)(g)	0.82	%(h)	0.85%	0.83%	0.83%
Gross expenses	0.82	%(f)	0.82%		0.82%		0.85%	0.83%	0.83%
Net investment income	3.09	%(f)	2.73%		3.23%		3.49%	3.38%	3.75%
Portfolio turnover rate	39	%(i)	3%		10%		11%	23%	19%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(h)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(i)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.86		$11.19		$11.48		$11.00	$12.00	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.22		0.27		0.30	0.31	0.36
Net realized and unrealized gain (loss)	(0.16)		(0.28)		0.06		0.47	(0.94)	0.27

Total from Investment Operations	(0.10)		(0.06)		0.33		0.77	(0.63)	0.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.14)		(0.18)		(0.14)	(0.25)	(0.42)
Net realized capital gains	(0.05)		(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.11)		(0.27)		(0.62)		(0.29)	(0.37)	(0.74)

Net asset value, end of the period	$10.65		$10.86		$11.19		$11.48	$11.00	$12.00

Total return(b)	(0.86	)%(c)(d)	(0.53	)%(d)	3.12%		7.18%	(5.40)%	5.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$366,068		$412,788		$689,798		$1,001,522	$1,219,687	$1,524,806
Net expenses	1.53	%(e)(f)	1.55	%(e)(g)	1.57	%(h)	1.60%	1.58%	1.58%
Gross expenses	1.57	%(f)	1.57%		1.57%		1.60%	1.58%	1.58%
Net investment income	2.34	%(f)	1.96%		2.49%		2.74%	2.63%	3.00%
Portfolio turnover rate	39	%(i)	3%		10%		11%	23%	19%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Periods less than one year are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(h)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(i)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.98		$11.30		$11.58		$11.11	$12.11	$12.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.34		0.39		0.43	0.44	0.50
Net realized and unrealized gain (loss)	(0.15)		(0.28)		0.07		0.47	(0.93)	0.26

Total from Investment Operations	(0.06)		0.06		0.46		0.90	(0.49)	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.25)		(0.30)		(0.28)	(0.39)	(0.55)
Net realized capital gains	(0.05)		(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.14)		(0.38)		(0.74)		(0.43)	(0.51)	(0.87)

Net asset value, end of the period	$10.78		$10.98		$11.30		$11.58	$11.11	$12.11

Total return	(0.58	)%(b)	0.50%		4.34%		8.31%	(4.28)%	6.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,216,690		$1,251,189		$1,203,169		$47,343	$21,851	$6,101
Net expenses	0.48	%(c)	0.47	%(d)	0.48	%(e)	0.47%	0.47%	0.47	%(f)
Gross expenses	0.48	%(c)	0.47%		0.48%		0.47%	0.47%	0.47	%(f)
Net investment income	3.40	%(c)	3.05%		3.51%		3.88%	3.78%	4.07%
Portfolio turnover rate	39	%(g)	3%		10%		11%	23%	19%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(e)	Effective July 1, 2017, the expense limit increased to 0.50%.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.99		$11.31		$11.59		$11.11	$12.12	$12.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.33		0.39		0.42	0.43	0.49
Net realized and unrealized gain (loss)	(0.16)		(0.28)		0.06		0.47	(0.95)	0.26

Total from Investment Operations	(0.07)		0.05		0.45		0.89	(0.52)	0.75

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.24)		(0.29)		(0.26)	(0.37)	(0.54)
Net realized capital gains	(0.05)		(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.14)		(0.37)		(0.73)		(0.41)	(0.49)	(0.86)

Net asset value, end of the period	$10.78		$10.99		$11.31		$11.59	$11.11	$12.12

Total return	(0.59	)%(b)(c)	0.43	%(c)	4.24%		8.25%	(4.47)%	6.30%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,912,537		$3,001,906		$3,453,137		$4,571,167	$6,081,536	$6,911,938
Net expenses	0.53	%(d)(e)	0.55	%(d)(f)	0.57	%(g)	0.60%	0.58%	0.59%
Gross expenses	0.57	%(e)	0.57%		0.57%		0.60%	0.58%	0.59%
Net investment income	3.35	%(e)	2.98%		3.48%		3.74%	3.63%	3.99%
Portfolio turnover rate	39	%(h)	3%		10%		11%	23%	19%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(g)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(h)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.95		$11.28		$11.56		$11.08		$12.09	$12.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.28		0.34		0.37		0.37	0.43
Net realized and unrealized gain (loss)	(0.15)		(0.28)		0.06		0.47		(0.95)	0.26

Total from Investment Operations	(0.07)		0.00	(b)	0.40		0.84		(0.58)	0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.20)		(0.24)		(0.21)		(0.31)	(0.48)
Net realized capital gains	(0.05)		(0.13)		(0.44)		(0.15)		(0.12)	(0.32)

Total Distributions	(0.13)		(0.33)		(0.68)		(0.36)		(0.43)	(0.80)

Net asset value, end of the period	$10.75		$10.95		$11.28		$11.56		$11.08	$12.09

Total return	(0.63	)%(c)(d)	(0.07	)%(d)	3.76	%(d)	7.73%		(4.95)%	5.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$111,864		$115,301		$25,521		$35,294		$37,355	$25,585
Net expenses	1.03	%(e)(f)	1.02	%(e)(g)(h)	1.02	%(e)(i)(j)	1.07	%(k)	1.08%	1.09%
Gross expenses	1.07	%(f)	1.05	%(g)	1.03	%(i)	1.07	%(k)	1.08%	1.09%
Net investment income	2.85	%(f)	2.56%		3.03%		3.27%		3.14%	3.49%
Portfolio turnover rate	39	%(l)	3%		10%		11%		23%	19%

*	For the three month period ended December 31, 2018. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Includes refund of prior year service fee of 0.02%. See Note 5b of Notes to Financial Statements.
(h)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(i)	Includes refund of prior year service fee of 0.05%.
(j)	Effective July 1, 2017, the expense limit increased to 1.05%.
(k)	Includes refund of prior year service fee of 0.03%.
(l)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

51  |

Notes to Financial Statements

December 31, 2018

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Each Fund is a diversified investment company.

On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of the Funds from September 30 to December 31. Accordingly, the Funds’ financial statements and related notes include information as of and for the three month period ended December 31, 2018, and the years ended September 30, 2018, and September 30, 2017, where applicable.

Each Fund offers Class A, Class C, Class N and Class Y shares. In addition, Investment Grade Bond Fund also offers Admin Class shares. High Income Fund began offering Class N shares effective November 30, 2016.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A,

|  52

Notes to Financial Statements (continued)

December 31, 2018

Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

53  |

Notes to Financial Statements (continued)

December 31, 2018

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2018, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$878,957	0.6%	$866,211	0.6%
Investment Grade Bond Fund	110,975,934	2.1%	845	less than 0.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on

|  54

Notes to Financial Statements (continued)

December 31, 2018

trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

55  |

Notes to Financial Statements (continued)

December 31, 2018

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced;

|  56

Notes to Financial Statements (continued)

December 31, 2018

however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

No futures contracts were held by the Funds during the period ended December 31, 2018.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2018.

g.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets for the year ended September 30, 2017 have been conformed to the new disclosure requirements. Where the prior disclosure of Distributions to Shareholders separately stated distributions from net investment income and from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income and Distributions in Excess of Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

57  |

Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

High Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(1,577,362)
Class C	(453,429)
Class N	(41)
Class Y	(6,175,066)

Total distributions	$(8,205,898)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)

Investment Grade Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(22,698,039)
Class C	(13,586,835)
Class N	(19,578,968)
Class Y	(95,925,578)
Admin Class	(642,265)
Net realized capital gains
Class A	(37,991,535)
Class C	(35,231,779)
Class N	(2,725,590)
Class Y	(166,690,814)
Admin Class	(1,202,096)

Total distributions	$(396,273,499)

UNDISTRIBUTED NET INVESTMENT INCOME	$60,682,395

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

|  58

Notes to Financial Statements (continued)

December 31, 2018

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities, deferred trustees’ fees, distribution re-designations, taxable over-distribution, foreign currency gains and losses, net operating losses, passive foreign investment company adjustments, paydown gains and losses and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to contingent payment debt instruments, convertible bonds, defaulted and/ or non-income producing securities, deferred Trustees’ fees, forward foreign currency contract mark-to-market, passive foreign investment company adjustments, premium amortization and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

59  |

Notes to Financial Statements (continued)

December 31, 2018

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the period ended December 31, 2018 and years ended September 30, 2018 and September 30, 2017 were as follows:

	December 31, 2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$2,342,939	$469,860	$2,812,799
Investment Grade Bond Fund	44,211,096	26,591,753	70,802,849

	September 30, 2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,550,940	$—	$7,550,940
Investment Grade Bond Fund	126,989,994	69,650,181	196,640,175

	September 30, 2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Investment Grade Bond Fund	158,093,971	238,179,528	396,273,499

For the year ended September 30, 2017, differences between these amounts and amounts disclosed in Note 2g of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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Notes to Financial Statements (continued)

December 31, 2018

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund
Capital loss carryforward:
Short-term:
No expiration date	$(783,495)	$—
Long-term:
No expiration date	(3,978,362)	—

Total capital loss carryforward	(4,761,857)	—

Late-year ordinary and post-October capital loss deferrals*	—	(27,749,537)

Unrealized appreciation (depreciation)	(9,837,473)	96,481,542

Total accumulated earnings (losses)	$(14,599,330)	$68,732,005

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

As of December 31, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Investment Grade Bond Fund
Federal tax cost	$167,566,764	$5,176,047,253

Gross tax appreciation	$1,668,098	$137,444,896
Gross tax depreciation	(11,505,554)	(43,192,978)

Net tax appreciation (depreciation)	$(9,837,456)	$94,251,918

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

j.  Loan Participations.  Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has

61  |

Notes to Financial Statements (continued)

December 31, 2018

purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2018, each Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Investment Grade Bond Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

m.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the

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Notes to Financial Statements (continued)

December 31, 2018

market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the period ended December 31, 2018, neither Fund had loaned securities under this agreement.

n.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2018, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$1,629,624	$574	(b)	$1,630,198
Home Construction	—	2,437,625	12	(b)	2,437,637
All Other Non-Convertible Bonds(a)	—	106,299,874	—		106,299,874

Total Non-Convertible Bonds	—	110,367,123	586		110,367,709

Convertible Bonds(a)	—	13,572,043	—		13,572,043

Total Bonds and Notes	—	123,939,166	586		123,939,752

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Notes to Financial Statements (continued)

December 31, 2018

High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Loan Participations(a)	$—	$—	$425,679	(c)	$425,679
Senior Loans(a)	—	2,392,529	—		2,392,529
Preferred Stocks
Food & Beverage	—	1,433,853	—		1,433,853
Midstream	—	519,979	58,567	(c)	578,546

Total Preferred Stocks	—	1,953,832	58,567		2,012,399

Other Investments(a)	—	—	865,625	(d)	865,625
Short-Term Investments	—	28,093,324	—		28,093,324

Total Investments	—	156,378,851	1,350,457		157,729,308

Forward Foreign Currency Contracts (unrealized appreciation)	—	29,351	—		29,351

Total	$—	$156,408,202	$1,350,457		$157,758,659

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(73,445)	$—	$(73,445)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

65  |

Notes to Financial Statements (continued)

December 31, 2018

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$63,167,798	$57,551,934	(b)	$120,719,732
ABS Student Loan	—	7,061,395	4,259,110	(b)	11,320,505
Airlines	—	39,730,035	1,202,015	(b)	40,932,050
Metals & Mining	—	160,116,560	845	(c)	160,117,405
All Other Non-Convertible Bonds(a)	—	4,012,612,398	—		4,012,612,398

Total Non-Convertible Bonds	—	4,282,688,186	63,013,904		4,345,702,090

Convertible Bonds(a)	—	74,239,594	—		74,239,594
Municipals(a)	—	17,615,088	—		17,615,088

Total Bonds and Notes	—	4,374,542,868	63,013,904		4,437,556,772

Preferred Stocks(a)	—	14,684,777	—		14,684,777
Short-Term Investments	—	818,057,622	—		818,057,622

Total Investments	—	5,207,285,267	63,013,904		5,270,299,171

Forward Foreign Currency Contracts (unrealized appreciation)	—	605,245	—		605,245

Total	$—	$5,207,890,512	$63,013,904		$5,270,904,416

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,275,946)	$—	$(1,275,946)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

December 31, 2018

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or December 31, 2018:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$683	$—	$1	$(102)	$—
Home Construction	12	7,509	—	(7,509)	—
Loan Participations
ABS Other	437,015	9	13	(5,674)	—
Other Investments
Aircraft ABS	896,883	—	(8)	(31,250)	—
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	—	—	(23,472)	—

Total	$1,334,593	$7,518	$6	$(68,007)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(8)	$—	$—	$574	$(116)
Home Construction	—	—	—	12	(7,509)
Loan Participations
ABS Other	(5,684)	—	—	425,679	871
Other Investments
Aircraft ABS	—	—	—	865,625	(31,250)
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	82,039	—	58,567	(23,472)

Total	$(5,692)	$82,039	$—	$1,350,457	$(61,476)

67  |

Notes to Financial Statements (continued)

December 31, 2018

A preferred stock valued at $82,039 was transferred from Level 2 to Level 3 during the period ended December 31, 2018. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$50,772,266	$—	$61,038	$(13,558)	$11,026,794
ABS Student Loan	—	—	601	5,832	4,535,676
Airlines	7,789,254	1,156	—	(26,010)	—
Metals & Mining	845	3,730	—	(3,730)	—

Total	$58,562,365	$4,886	$61,639	$(37,466)	$15,562,470

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(4,294,606)	$—	$—	$57,551,934	$(606)
ABS Student Loan	(282,999)	—	—	4,259,110	5,832
Airlines	—	—	(6,562,385)	1,202,015	(26,010)
Metals & Mining	—	—	—	845	(3,730)

Total	$(4,577,605)	$—	$(6,562,385)	$63,013,904	$(24,514)

A debt security valued at $6,562,385 was transferred from Level 3 to Level 2 during the period ended December 31, 2018. At September 30, 2018, this security was valued using

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Notes to Financial Statements (continued)

December 31, 2018

broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At December 31, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the period ended December 31, 2018, the Funds engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for High Income Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$29,351

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(73,445)

Transactions in derivative instruments for High Income Fund during the period ended December 31, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$219,012

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(128,778)

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Notes to Financial Statements (continued)

December 31, 2018

The following is a summary of derivative instruments for Investment Grade Bond Fund as of December 31, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$605,245

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(1,275,946)

Transactions in derivative instruments for Investment Grade Bond Fund during the period ended December 31, 2018, as reflected within the Statements of Operations, were as follows:

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(670,701)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the period ended December 31, 2018:

High Income Fund	Forwards
Average Notional Amount Outstanding	3.52%
Highest Notional Amount Outstanding	5.33%
Lowest Notional Amount Outstanding	2.72%
Notional Amount Outstanding as of December 31, 2018	3.20%

Investment Grade Bond Fund	Forwards
Average Notional Amount Outstanding	0.39%
Highest Notional Amount Outstanding	1.07%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2018	1.07%

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Notes to Financial Statements (continued)

December 31, 2018

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A	$27,098	$(27,098)	$—	$—	$—
HSBC Bank USA	2,253	(2,253)	—	—	—

	$29,351	$(29,351)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A	$(60,419)	$27,098	$(33,321)	$—	$(33,321)
HSBC Bank USA	(13,026)	2,253	(10,773)	—	(10,773)

	$(73,445)	$29,351	$(44,094)	$—	$(44,094)

71  |

Notes to Financial Statements (continued)

December 31, 2018

Investment Grade Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
BNP Paribas S.A.	$605,245	$(605,245)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
BNP Paribas S.A.	$(1,275,946)	$605,245	$(670,701)	$650,000	$(20,701)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative

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Notes to Financial Statements (continued)

December 31, 2018

counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$29,351	$—
Investment Grade Bond Fund	1,255,245	—

5.  Purchases and Sales of Securities.  For the period ended December 31, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$—	$6,733,642	$26,199,855	$45,804,019
Investment Grade Bond Fund	194,863,447	401	2,649,875,425	1,462,052,369

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $15 billion	Over $15 billion
High Income Fund	0.60%	0.60%
Investment Grade Bond Fund	0.40%	0.38%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification

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expenses. These undertakings are in effect until April 30, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period ended December 31, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.05%	1.80%	0.75%	0.80%	—
Investment Grade Bond Fund	0.78%	1.53%	0.48%	0.53%	1.03%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the period ended December 31, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$249,773	$90,030	$159,743	0.60%	0.38%
Investment Grade Bond Fund	5,487,700	404,301	5,083,399	0.40%	0.37%

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2019.

No expenses were recovered for either Fund during the period ended December 31, 2018 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

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Notes to Financial Statements (continued)

December 31, 2018

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plan, Investment Grade Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the period ended December 31, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$15,693	$3,635	$—	$10,905	$—
Investment Grade Bond Fund	474,671	243,519	71,313	730,558	71,313

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Notes to Financial Statements (continued)

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c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2019, at which time it will be reevaluated as part of the annual review of the administrative fee contract, as noted above.

For the period ended December 31, 2018, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
High Income Fund	$18,014	$411	$17,603
Investment Grade Bond Fund	599,847	13,538	586,309

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have

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Notes to Financial Statements (continued)

December 31, 2018

agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the period ended December 31, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$45,682
Investment Grade Bond Fund	883,867

As of December 31, 2018, Natixis Distribution owes the High Income Fund $3,486 for overpayments of sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as receivable from distributor).

As of December 31, 2018, Investment Grade Bond Fund owes Natixis Distribution $43,332 for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the period ended December 31, 2018 were as follows:

Fund	Commissions
Investment Grade Bond Fund	$6,509

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance

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Notes to Financial Statements (continued)

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Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2019, the Chairperson of the Board will receive a retainer fee at the annual rate of $360,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $15,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the period ended December 31, 2018, net depreciation in the value of participants’ deferral accounts has been reclassified as Miscellaneous expenses on the Statements of Operations, as follows:

Fund	Amount
High Income Fund	$7,511
Investment Grade Bond Fund	26,238

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of December 31, 2018, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Investment Grade Bond Fund representing 0.11% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

December 31, 2018

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the period ended December 31, 2018, Natixis Advisors reimbursed the Fund for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
High Income Fund	$39

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the period ended December 31, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$8,220	$1,904	$39	$41,006	$—
Investment Grade Bond Fund	166,648	85,491	822	652,152	25,045

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

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Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the period ended December 31, 2018, neither Fund had borrowings under this agreement.

9.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At December 31, 2018, the High Income Fund had a payable of $574,563 to the custodian bank for an inadvertent overdraft due to a security sale transaction not settling as expected.

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	1	7.64%
Investment Grade Bond Fund	1	19.53%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary

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Notes to Financial Statements (continued)

December 31, 2018

customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended December 31, 2018(a)		Year Ended September 30, 2018
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	318,942	$1,321,333	1,898,245	$8,166,854
Issued in connection with the reinvestment of distributions	84,926	349,137	243,140	1,040,786
Redeemed	(764,361)	(3,151,340)	(3,771,177)	(16,210,208)

Net change	(360,493)	$(1,480,870)	(1,629,792)	$(7,002,568)

Class C
Issued from the sale of shares	42,068	$171,916	122,450	$527,966
Issued in connection with the reinvestment of distributions	16,483	68,043	61,116	262,711
Redeemed	(186,823)	(777,538)	(1,279,539)	(5,486,771)

Net change	(128,272)	$(537,579)	(1,095,973)	$(4,696,094)

Class N
Issued from the sale of shares	169,687	$691,887	2,698,050	$11,518,120
Issued in connection with the reinvestment of distributions	43,495	178,710	61,394	259,688
Redeemed	(33,788)	(139,949)	(325,438)	(1,383,775)

Net change	179,394	$730,648	2,434,006	$10,394,033

Class Y
Issued from the sale of shares	2,504,282	$10,312,064	9,865,696	$42,237,402
Issued in connection with the reinvestment of distributions	433,237	1,776,880	1,120,509	4,782,844
Redeemed	(8,528,009)	(34,312,719)	(11,587,593)	(49,564,049)

Net change	(5,590,490)	$(22,223,775)	(601,388)	$(2,543,803)

Increase (decrease) from capital share transactions	(5,899,861)	$(23,511,576)	(893,147)	$(3,848,432)

(a)	For the period October 1, 2018 through December 31, 2018.

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December 31, 2018

12.  Capital Shares (continued).

	Year Ended September 30, 2017(b)
High Income Fund	Shares	Amount
Class A
Issued from the sale of shares	2,869,491	$12,272,049
Issued in connection with the reinvestment of distributions	306,554	1,311,455
Redeemed	(3,623,241)	(15,504,179)

Net change	(447,196)	$(1,920,675)

Class C
Issued from the sale of shares	471,847	$2,010,717
Issued in connection with the reinvestment of distributions	88,277	378,228
Redeemed	(897,288)	(3,849,291)

Net change	(337,164)	$(1,460,346)

Class N
Issued from the sale of shares	240	$1,001
Issued in connection with the reinvestment of distributions	10	41
Redeemed	—	—

Net change	250	$1,042

Class Y
Issued from the sale of shares	9,715,068	$41,499,158
Issued in connection with the reinvestment of distributions	1,184,729	5,054,088
Redeemed	(10,799,917)	(45,851,330)

Net change	99,880	$701,916

Increase (decrease) from capital share transactions	(684,230)	$(2,678,063)

(b)	From commencement of operations on November 30, 2016 through September 30, 2017 for Class N shares.

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Notes to Financial Statements (continued)

December 31, 2018

12.  Capital Shares (continued).

	Period Ended December 31, 2018(a)		Year Ended September 30, 2018
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,491,737	$70,239,572	26,350,729	$290,166,021
Issued in connection with the reinvestment of distributions	692,485	7,466,489	1,939,385	21,405,938
Redeemed	(11,048,598)	(119,531,449)	(37,379,900)	(411,498,034)

Net change	(3,864,376)	$(41,825,388)	(9,089,786)	$(99,926,075)

Class C
Issued from the sale of shares	945,273	$10,091,858	2,011,124	$22,000,351
Issued in connection with the reinvestment of distributions	284,418	3,032,080	1,080,461	11,807,321
Redeemed	(4,883,774)	(52,357,128)	(26,695,866)	(290,792,159)

Net change	(3,654,083)	$(39,233,190)	(23,604,281)	$(256,984,487)

Class N
Issued from the sale of shares	7,202,004	$78,146,326	47,337,549	$520,862,751
Issued in connection with the reinvestment of distributions	1,542,978	16,637,378	3,799,061	41,897,623
Redeemed	(9,753,310)	(105,566,599)	(43,651,422)	(478,691,782)

Net change	(1,008,328)	$(10,782,895)	7,485,188	$84,068,592

Class Y
Issued from the sale of shares	26,286,587	$284,802,649	83,609,222	$923,226,055
Issued in connection with the reinvestment of distributions	3,150,471	33,984,081	8,916,183	98,436,771
Redeemed	(32,471,159)	(351,840,854)	(124,671,025)	(1,373,103,002)

Net change	(3,034,101)	$(33,054,124)	(32,145,620)	$(351,440,176)

Admin Class
Issued from the sale of shares	286,732	$3,102,815	9,244,822	$100,929,159
Issued in connection with the reinvestment of distributions	117,845	1,266,981	37,178	408,621
Redeemed	(521,944)	(5,641,958)	(1,018,175)	(11,215,394)

Net change	(117,367)	$(1,272,162)	8,263,825	$90,122,386

Increase (decrease) from capital share transactions	(11,678,255)	$(126,167,759)	(49,090,674)	$(534,159,760)

(a)	For the period October 1, 2018 through December 31, 2018.

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December 31, 2018

12.  Capital Shares (continued).

	Year Ended September 30, 2017
Investment Grade Bond Fund	Shares	Amount
Class A
Issued from the sale of shares	19,528,126	$217,152,190
Issued in connection with the reinvestment of distributions	4,610,265	50,116,925
Redeemed	(41,811,856)	(466,635,041)

Net change	(17,673,465)	$(199,365,926)

Class C
Issued from the sale of shares	3,086,119	$33,663,672
Issued in connection with the reinvestment of distributions	3,067,848	32,931,990
Redeemed	(31,785,356)	(350,114,834)

Net change	(25,631,389)	$(283,519,172)

Class N
Issued from the sale of shares	113,062,434	$1,236,685,568
Issued in connection with the reinvestment of distributions	2,009,435	22,234,080
Redeemed	(12,720,056)	(141,192,418)

Net change	102,351,813	$1,117,727,230

Class Y
Issued from the sale of shares	96,437,874	$1,075,867,439
Issued in connection with the reinvestment of distributions	21,650,224	235,495,402
Redeemed	(207,134,566)	(2,283,144,056)

Net change	(89,046,468)	$(971,781,215)

Admin Class
Issued from the sale of shares	658,125	$7,267,683
Issued in connection with the reinvestment of distributions	74,152	803,727
Redeemed	(1,522,308)	(16,968,085)

Net change	(790,031)	$(8,896,675)

Increase (decrease) from capital share transactions	(30,789,540)	$(345,835,758)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund (two of the funds constituting Loomis Sayles Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the period October 1, 2018 through December 31, 2018 and the year ended September 30, 2018, the statements of changes in net assets for the period October 1, 2018 through December 31, 2018 and each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the period October 1, 2018 through December 31, 2018 and the year ended September 30, 2018, the changes in each of their net assets for the period October 1, 2018 through December 31, 2018 and each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the

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Report of Independent Registered Public Accounting Firm

financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2019

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Fund	10.41%
Investment Grade Bond Fund	0.09%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2018.

Fund	Amount
High Income Fund	$469,860
Investment Grade Bond Fund	26,591,753

Qualified Dividend Income.  For the fiscal year ended December 31, 2018, a percentage of the ordinary income dividends paid by the Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund paid a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV. This percentage is noted below:

Fund	Qualifying Percentage
High Income Fund	2.41%
Investment Grade Bond Fund	3.87%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	52 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees	Audit-related fees	Tax fees[1]	All other fees
	10/1/18-12/31/18	10/1/18- 12/31/18	10/1/18-12/31/18	10/1/18-12/31/18
Loomis Sayles High Income Fund and Loomis Sayles Investment Grade Bond Fund	$77,526	$0	$8,104	$0

1. Tax fees consist of:

2018 – Review of Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2018 were $8,104, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees	Tax fees	All other fees
	10/1/18-12/31/18	10/1/18-12/31/18	10/1/18-12/31/18
Control Affiliates	$0	$0	$0

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

Aggregate Non-Audit Fees
10/1/18-12/31/18
Control Affiliates	$51,815

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule

30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta

Title:	President and Chief Executive Officer

Date:	February 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta

Title:	President and Chief Executive Officer

Date:	February 21, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok

Title:	Treasurer

Date:	February 21, 2019